INVESTMENT IN RELATED PARTY	12 Months Ended
Jun. 30, 2019
Investment In Related Party
INVESTMENT IN RELATED PARTY

On September 18, 2018, the Company subscribed for 500,000 convertible preferred shares of NWN Inc. (“NWN”) at a price of $1.00 per preferred share (a “Preferred Share”) for a total consideration of $500,000. Each Preferred Share is convertible into one common share of NWN, subject to appropriate adjustments for any stock splits, consolidations or other recapitalizations.

NWN is a private company and management has determined that the cost of the investment was the most reliable basis for determining its fair value. The Company has not earned any dividend income on these preferred shares. Furthermore, NWN is considered to be a related party by virtue of a common officer and director. As at June 30, 2019, the investment in related party amounted to $500,000 (June 30, 2018 – $nil).